EXHIBIT 24.2



                                POWER OF ATTORNEY
                                 August 16, 2006


                  KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned does hereby constitute and appoint each of Samuel Masucci, III and Lawrence Larkin, individually, his true and lawful attorney-in-fact and agent, with full power of substitution, for him or her and on his or her behalf to sign, execute and file this Amendment No. 1 to Registration Statement and any or all amendments (including, without limitation, post-effective amendments and any amendment or amendments increasing the amount of securities for which registration is being sought) to this Amendment No. 1 to Registration Statement, with all exhibits and any all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto each such attorney-in-fact and agent individually full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he or she might or could do if personally present hereby ratifying and confirming all that each such attorney-in-fact and agent may lawfully do or cause to be done.


              Signature                                 Capacity                              Date
--------------------------------------    --------------------------------------    -------------------------

                                          President, Principal Executive                August 16, 2006
/s/ Samuel Masucci, III                   Officer, Principal Financial Officer
------------------------                  and Principal Accounting Officer
Samuel Masucci, III

                                          Treasurer and Manager                         August 16, 2006
/s/ Robert J.
Shiller
------------------------
Robert J. Shiller

                                          Manager                                       August 16, 2006
/s/ Lawrence
Larkin
------------------------
Lawrence Larkin
-------------------------------------------------------------------------------------------------------------